   Exhibit 99.2

May 23, 2012	Analyst Contact:	Andrew Ziola
918-588-7163
	Media Contact:	Brad Borror
918-588-7582

ONEOK Chairman Tells Shareholders Net Income Expected to Grow
18 Percent Annually Between 2012-2014;
Dividend Expected to Grow 40 Percent during Same Period

Growth Driven Primarily by Volume Increases

Also Highlights Commitment to
Environmental, Safety and Health Performance Improvement

TULSA, Okla. – May 23, 2012 – ONEOK, Inc. (NYSE: OKE) Chairman and Chief Executive Officer John W. Gibson today told shareholders at the company’s annual meeting that the company expects to increase its net income by approximately 18 percent annually between 2012 and 2014, compared with 2012 earnings guidance, driven primarily by incremental earnings to ONEOK from the growth at ONEOK Partners (NYSE: OKS).

He also told shareholders the company expects to increase its dividend by approximately 40 percent between 2012 and 2014, which includes a projected dividend increase of 5 cents per share on a pre-split basis in July 2012, subject to ONEOK board approval. Compared with its 2011 annual dividend of $2.16 per share, this increase represents a 64-percent increase.

“Most importantly, projected dividend and net income growth at ONEOK is expected to be driven primarily by natural gas and natural gas liquids volume growth at ONEOK Partners, not by higher projected commodity prices or wider price differentials,” said Gibson. “And ONEOK shareholders should continue to benefit from the incremental earnings generated by ONEOK Partners’ completion of its more than $5 billion internal-growth program, expected to be completed by 2015.”

He also said that the company’s investment in ONEOK Partners – through its 2-percent general partner interest and limited partner interests that together represent a 43.4-percent total ownership interest – continues to benefit ONEOK and fulfill the partnership’s role as ONEOK’s growth engine. In 2011, ONEOK received $333 million in total distributions from ONEOK Partners, compared with $145 million in 2006, the first year ONEOK was the sole general partner.

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ONEOK Chairman Tells Shareholders
Net Income Expected to Grow 18 Percent Annually Between 2012-2014;
Dividend Expected to Grow 40 Percent during Same Period

May 23, 2012

“As ONEOK Partners grows, ONEOK grows,” said Gibson. “The partnership’s current plans to invest an additional $4.7 billion to $5.6 billion for natural gas, natural gas liquids and crude-oil infrastructure in and around our existing operational footprint should result in increased earnings and cash distributions paid to ONEOK.”

Gibson said ONEOK Partners expects earnings before interest, taxes, depreciation and amortization (EBITDA) to increase approximately 20 percent annually between 2012 and 2014, compared with 2012 earnings guidance.  The partnership has estimated a 2.5-cent-per-unit-per-quarter increase in unitholder distributions in 2012 and an average annual distribution increase of 15 to 20 percent in 2013 and 2014. Actual unitholder distribution declarations are subject to ONEOK Partners board approval.

The partnership provided the following table that includes the 2012 to 2014 average unhedged price assumptions used in these growth estimates.

Price Assumptions*	2012	2013	2014

NYMEX Crude oil ($/Bbl)	$97.75	$103.75	$110.00

NTMEX natural gas ($/MMBtu)	$3.30	$3.30	$4.25

Natural gas liquids composite ($/gallon)	$1.20	$0.97	$1.14

Conway-to-Mont Belvieu OPIS average ethane price differential ($/gallon)	$0.32	$0.26	$0.15

*Amounts shown exclude the impact of hedging

Gibson said that if 2013 and 2014 commodity prices – crude oil, natural gas and natural gas liquids – remained at the levels assumed in 2012 guidance, 2012 to 2014 earnings growth projections at ONEOK and ONEOK Partners would be reduced by only one percentage point annually.

He also highlighted the company’s entry into the crude-oil transportation business through the partnership’s previously announced plans to build a 1,300-mile crude-oil pipeline that will transport light-sweet crude oil from the Bakken Shale in the Williston Basin in North Dakota to the Cushing, Oklahoma, crude-oil market hub.

Gibson said ONEOK had an exceptionally strong performance in 2011, led by its ONEOK Partners segment, which increased its volumes and benefited from its integrated midstream natural gas and natural gas liquids assets.

He said the company’s natural gas distribution segment should continue to benefit from successful rate and risk-mitigation strategies, combined with targeted capital investments that provide value to investors and its 2 million customers.  He noted that the company’s energy services segment continues to operate in the most challenging natural gas marketing environment

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ONEOK Chairman Tells Shareholders
Net Income Expected to Grow 18 Percent Annually Between 2012-2014;
Dividend Expected to Grow 40 Percent during Same Period

May 23, 2012

in a decade, but that the segment has become an increasingly smaller percentage of ONEOK’s total operating income, approximately 2 percent in 2011.

Total shareholder return for ONEOK shareholders during the last one-, three-, five- and 10-year timeframes has significantly exceeded the S&P 500 index and the S&P 500 utilities index, according to Gibson.   In 2011, ONEOK earned a total shareholder return of 61 percent compared with returns of 20 percent for the S&P 500 utilities index and 2 percent for the S&P 500 index, he said.

Gibson also praised the company’s environmental, safety and health (ESH) initiatives. “We continue to make progress to strengthen and improve our environmental, safety and health performance, which is a top priority in everything that we do,” he said.

He noted that the company is executing to achieve by 2013 specific environmental, safety and health performance goals that include:
    Improving its safety performance metrics by 50 percent compared with 2009;
    Achieving business-segment ESH performance in the top-25 percent of our peer companies;
    Adding an additional environmental component to company ESH management systems companywide;
    Establishing a behavior-based safety program companywide;
    Reviewing company resource use, such as water, electricity and fuel;
    Developing initiatives to achieve annual environmental footprint reductions on a per-unit basis;
    Expanding companywide ESH policies, procedures and training programs;
    Establishing formal ESH audit and risk-assessment programs; and
    Establishing an interdependent ESH culture, in which employees not only do their part as individuals, but also work together with fellow employees and contractors to strengthen and sustain company ESH initiatives.
“By achieving these specific goals, we expect to build on the progress we have already made and will continue to make future ESH improvements a priority,” Gibson said.

“We want to be recognized as a leader in protecting the environment, safety and health of our employees, contractors, customers and the public.  To reach that goal, we’ve still got a ways to go; however, we are taking the steps necessary to move us to that pinnacle of achievement,” he stated.

Gibson also thanked and recognized the company’s 4,800 employees for the company’s continued success, noting employees are the “ones whose creativity, execution and hard work get

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ONEOK Chairman Tells Shareholders
Net Income Expected to Grow 18 Percent Annually Between 2012-2014;
Dividend Expected to Grow 40 Percent during Same Period

May 23, 2012

things done for you, our shareholders.  The talent, commitment and dedication of our employees are what distinguish us from our competitors – and ultimately make us successful.”

NON-GAAP (GENERALLY ACCEPTED ACCOUNTING PRINCIPLES)
FINANCIAL MEASURE

ONEOK has disclosed in this news release anticipated EBITDA levels that is a non-GAAP financial measure for ONEOK Partners.  EBITDA is used as a measure of the partnership’s financial performance.  EBITDA is defined as ONEOK Partners’ net income adjusted for interest expense, depreciation and amortization, income taxes and allowance for equity funds used during construction attributable to ONEOK Partners.

ONEOK believes the non-GAAP financial measure described above is useful to investors because this measurement is used by many companies in its industry as a measurement of financial performance of ONEOK Partners and is commonly employed by financial analysts and others to evaluate the financial performance of the partnership and to compare the financial performance of the partnership with the performance of other publicly traded partnerships within its industry.

ONEOK Partners’ EBITDA should not be considered an alternative to net income, earnings per unit or any other measure of financial performance presented in accordance with GAAP.

This non-GAAP financial measure excludes some, but not all, items that affect net income. Additionally, these calculations may not be comparable with similarly titled measures of other companies. Furthermore, this non-GAAP measure should not be viewed as indicative of the actual amount of cash that is available for distributions or that is planned to be distributed for a given period nor does it equate to available cash as defined in the ONEOK Partners’ partnership agreement.

ONEOK, Inc. (NYSE: OKE) is a diversified energy company.  We are the general partner and own 43.4 percent of ONEOK Partners, L.P. (NYSE: OKS), one of the largest publicly traded master limited partnerships, which is a leader in the gathering, processing, storage and transportation of natural gas in the U.S. and owns one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Mid-Continent and Rocky Mountain regions with key market centers.  ONEOK is among the largest natural gas distributors in the United States, serving more than 2 million customers in Oklahoma, Kansas and Texas.  Our energy services operation focuses primarily on marketing natural gas and related services throughout the U.S.  ONEOK is a FORTUNE 500 company and is included in Standard & Poor's (S&P) 500 Stock Index.

For more information, visit the website at www.oneok.com.

For the latest news about ONEOK, follow us on Twitter @ONEOKNews.

Some of the statements contained and incorporated in this news release are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  The forward-looking statements

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ONEOK Chairman Tells Shareholders
Net Income Expected to Grow 18 Percent Annually Between 2012-2014;
Dividend Expected to Grow 40 Percent during Same Period

May 23, 2012

relate to our anticipated financial performance, liquidity, management’s plans and objectives for our future operations, our business prospects, the outcome of regulatory and legal proceedings, market conditions and other matters.  We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.  The following discussion is intended to identify important factors that could cause future outcomes to differ materially from those set forth in the forward-looking statements.

Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained or incorporated in this news release identified by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “should,” “goal,” “forecast,” “guidance,” “could,” “may,” “continue,” “might,” “potential,” “scheduled,” and other words and terms of similar meaning.

One should not place undue reliance on forward-looking statements, which are applicable only as of the date of this news release.  Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements.  Those factors may affect our operations, markets, products, services and prices.  In addition to any assumptions and other factors referred to specifically in connection with the forward-looking statements, factors that could cause our actual results to differ materially from those contemplated in any forward-looking statement include, among others, the following:

•	the effects of weather and other natural phenomena, including climate change, on our operations, including energy sales and demand for our services and energy prices;
•
competition from other United States and foreign energy suppliers and transporters, as well as alternative forms of energy, including, but not limited to, solar power, wind power, geothermal energy and biofuels such as ethanol and biodiesel;

•	the status of deregulation of retail natural gas distribution;
•	the capital intensive nature of our businesses;
•	the profitability of assets or businesses acquired or constructed by us;
•	our ability to make cost-saving changes in operations;
•	risks of marketing, trading and hedging activities, including the risks of changes in energy prices or the financial condition of our counterparties;
•	the uncertainty of estimates, including accruals and costs of environmental remediation;
•	the timing and extent of changes in energy commodity prices;
•
the effects of changes in governmental policies and regulatory actions, including changes with respect to income and other taxes, pipeline safety, environmental compliance, climate change initiatives and authorized rates of recovery of natural gas and natural gas transportation costs;

•
the impact on drilling and production by factors beyond our control, including the demand for natural gas and crude oil; producers’ desire and ability to obtain necessary permits; reserve performance; and capacity constraints on the pipelines that transport crude oil, natural gas and NGLs from producing areas and our facilities;

•	changes in demand for the use of natural gas because of market conditions caused by concerns about global warming;
•
the impact of unforeseen changes in interest rates, equity markets, inflation rates, economic recession and other external factors over which we have no control, including the effect on pension and postretirement expense and funding resulting from changes in stock and bond market returns;

•
our indebtedness could make us vulnerable to general adverse economic and industry conditions, limit our ability to borrow additional funds and/or place us at competitive disadvantages compared with our competitors that have less debt, or have other adverse consequences;

•	actions by rating agencies concerning the credit ratings of ONEOK and ONEOK Partners;
•
the results of administrative proceedings and litigation, regulatory actions, rule changes and receipt of expected clearances involving the Oklahoma Corporation Commission (OCC), Kansas Corporation Commission (KCC), Texas regulatory authorities or any other local, state or federal regulatory body, including the Federal Energy Regulatory Commission (FERC), the National Transportation Safety Board (NTSB), the Pipeline and Hazardous Materials Safety Administration (PHMSA), the Environmental Protection Agency (EPA) and the Commodity Futures Trading Commission (CFTC);

•	our ability to access capital at competitive rates or on terms acceptable to us;

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ONEOK Chairman Tells Shareholders
Net Income Expected to Grow 18 Percent Annually Between 2012-2014;
Dividend Expected to Grow 40 Percent during Same Period

May 23, 2012

•	risks associated with adequate supply to our gathering, processing, fractionation and pipeline facilities, including production declines that outpace new drilling;
•	the risk that material weaknesses or significant deficiencies in our internal controls over financial reporting could emerge or that minor problems could become significant;
•	the impact and outcome of pending and future litigation;
•	the ability to market pipeline capacity on favorable terms, including the effects of:
- future demand for and prices of natural gas and NGLs;
- competitive conditions in the overall energy market;
- availability of supplies of Canadian and United States natural gas; and
- availability of additional storage capacity;
•	performance of contractual obligations by our customers, service providers, contractors and shippers;
•	the timely receipt of approval by applicable governmental entities for construction and operation of our pipeline and other projects and required regulatory clearances;
•
our ability to acquire all necessary permits, consents or other approvals in a timely manner, to promptly obtain all necessary materials and supplies required for construction, and to construct gathering, processing, storage, fractionation and transportation facilities without labor or contractor problems;

•	the mechanical integrity of facilities operated;
•	demand for our services in the proximity of our facilities;
•	our ability to control operating costs;
•	adverse labor relations;
•	acts of nature, sabotage, terrorism or other similar acts that cause damage to our facilities or our suppliers’ or shippers’ facilities;
•	economic climate and growth in the geographic areas in which we do business;
•	the risk of a prolonged slowdown in growth or decline in the United States or international economies, including liquidity risks in United States or foreign credit markets;
•	the impact of recently issued and future accounting updates and other changes in accounting policies;
•	the possibility of future terrorist attacks or the possibility or occurrence of an outbreak of, or changes in, hostilities or changes in the political conditions in the Middle East and elsewhere;
•	the risk of increased costs for insurance premiums, security or other items as a consequence of terrorist attacks;
•
risks associated with pending or possible acquisitions and dispositions, including our ability to finance or integrate any such acquisitions and any regulatory delay or conditions imposed by regulatory bodies in connection with any such acquisitions and dispositions;

•	the possible loss of natural gas distribution franchises or other adverse effects caused by the actions of municipalities;
•	the impact of uncontracted capacity in our assets being greater or less than expected;
•	the ability to recover operating costs and amounts equivalent to income taxes, costs of property, plant and equipment and regulatory assets in our state and FERC-regulated rates;
•	the composition and quality of the natural gas and NGLs we gather and process in our plants and transport on our pipelines;
•	the efficiency of our plants in processing natural gas and extracting and fractionating NGLs;
•	the impact of potential impairment charges;
•	the risk inherent in the use of information systems in our respective businesses, implementation of new software and hardware, and the impact on the timeliness of information for financial reporting;
•	our ability to control construction costs and completion schedules of our pipelines and other projects; and
•	the risk factors listed in the reports we have filed and may file with the Securities and Exchange Commission (SEC), which are incorporated by reference.

These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements.  Other factors could also have material adverse effects on our future results.  These and other risks are described in greater detail in Item 1A, Risk Factors, in the Annual Report.  All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise.

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